SIX CIRCLES FUNDS
Six Circles Credit Opportunities Fund
Supplement dated December 7, 2021
to the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented
On November 17, 2021, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of the BlackRock Investment Management, LLC (“BlackRock”) passive treasury investment strategy (the “Passive Treasury Strategy”) as an additional investment strategy for the Fund effective November 30, 2021 (the “Effective Date”). BlackRock is currently a sub‑adviser to the Fund, but will now also utilize its Passive Treasury Strategy for Fund assets allocated to the Passive Treasury Strategy sleeve of the Fund by J.P. Morgan Private Investments Inc., the adviser to the Fund.
On the Effective Date, the following is added to the end of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus and the end of the “More About the Fund – SIX CIRCLES CREDIT OPPORTUNITIES FUND (“CREDIT OPPORTUNITIES FUND”) – Principal Investment Strategies” section of the Prospectus, relating to BlackRock:
BlackRock – Passive Treasury
With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.
On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub‑Advisers and Sub‑Sub‑Advisers” section of the Summary Prospectus and Prospectus, relating to BlackRock:
BlackRock – Passive Treasury

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Scott Radell	2021	Managing Director
Joel Silva	2021	Director
On the Effective Date, the following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers — Sub‑Advisers and Sub‑Sub‑Advisers — Credit Opportunities Fund” section of the Prospectus, relating to BlackRock:
BlackRock — Passive Treasury
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub‑Adviser to the Credit Opportunities Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of September 30, 2021, BlackRock and its affiliates had assets under management of approximately $9.46 trillion.
Portfolio Managers:
Scott Radell and Joel Silva will serve as the portfolio managers for the Passive Treasury sleeve of the Credit Opportunities Fund.
Mr. Radell is a Managing Director and Senior Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Group since 2009. He previously served as Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Mr. Silva is a Director and member of the North America Core Portfolio Management team within the BlackRock Global Fixed Income group, where he oversees the management of Municipal strategies as well as Canadian institutional index, active and iShares products. Mr. Silva’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, Mr. Silva focused on developing and launching municipal products and strategies for both the indexed and active funds. He was also responsible for the ongoing management and trading of all municipal strategies.

Prior to joining BGI in 2007, Mr. Silva was a Managing Director with Stone & Youngberg LLC where he traded and underwrote municipal securities. Earlier in his career he held positions with American Century and Northern Trust. Mr. Silva earned a BS degree in Business Finance from California Polytechnic State University in 1989 and an MBA degree in finance from California State University, Hayward in 1992.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE
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SUPP‑6C‑2021‑19

SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Six Circles Tax Aware Bond Fund

Supplement dated December 7, 2021

to the Statement of Additional Information dated May 1, 2021, as supplemented

On November 17, 2021, the Board of Trustees for the Six Circles Tax Aware Bond Fund (the “Tax Aware Bond Fund”) and the Six Circles Credit Opportunities Fund (the “Credit Opportunities Fund”, and together with the Tax Aware Bond Fund, the “Funds”) approved the addition of the BlackRock Investment Management, LLC (“BlackRock”) passive treasury investment strategy (the “Passive Treasury Strategy”) as an additional investment strategy for the Funds effective November 30, 2021 (the “Effective Date”). BlackRock is currently a sub-adviser to the Credit Opportunities Fund, but will now also utilize its Passive Treasury Strategy for Credit Opportunities Fund assets allocated to the Passive Treasury Strategy sleeve of the Credit Opportunities Fund by J.P. Morgan Private Investments Inc. (the “Adviser”), the adviser to the Credit Opportunities Fund. BlackRock has also been approved as a new sub-adviser for the Tax Aware Bond Fund and will utilize its Passive Treasury Strategy for Tax Aware Bond Fund assets allocated to BlackRock by the Adviser to the Tax Aware Bond Fund.

On the Effective Date, the following information is added to the end of each of the Tax Aware Bond Fund and Credit Opportunities Fund sections of the first table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I, relating to BlackRock:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BlackRock — Passive Treasury
Scott Radell*	18	30,220,000	17	40,060,000	11	7,240,000
Joel Silva*	14	39,680,000	35	45,680,000	16	8,860,000

*	As of September 30, 2021

On the Effective Date, the following information is added to the end of each of the Tax Aware Bond Fund and Credit Opportunities Fund sections of the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I, relating to BlackRock:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BlackRock — Passive Treasury
Scott Radell*	—	—	2	82,160	3	2,090,000
Joel Silva*	—	—	—	—	—	—

*	As of September 30, 2021

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-2021-20